                                  EXHIBIT 99.1

FOR IMMEDIATE RELEASE

For more information, please contact:

Investor Relations:                                  Media Relations:
Jocelyn Lynds                                        Beth Morrissey
978-589-8672                                         978-589-8579
jlynds@sonusnet.com                                  bmorrissey@sonusnet.com
-------------------                                  -----------------------

          SONUS NETWORKS REPORTS 2002 SECOND QUARTER FINANCIAL RESULTS

WESTFORD, MASS., JULY 11, 2002 -Sonus Networks, Inc. (Nasdaq: SONS), a leading provider of voice infrastructure solutions for the new public network, today reported its financial results for the second quarter ended June 30, 2002.

Revenues for the second quarter of fiscal 2002 were $21.3 million compared with $52.6 million in the same period last year. Adjusted net loss for the second quarter of fiscal 2002 was $10.5 million or $0.06 per share compared with adjusted net income for the second quarter of fiscal 2001 of $1.2 million or $0.01 per share. Actual net loss for the second quarter of fiscal 2002 was $17.8 million or $0.09 per share compared with an actual net loss for the second quarter of fiscal 2001 of $51.4 million or $0.30 per share.

Revenues for the first six months of fiscal 2002 were $42.5 million compared with $94.1 million in the same period last year. Adjusted net loss for the first six months of fiscal 2002 was $23.2 million or $0.12 per share compared with adjusted net income for the first six months of fiscal 2001 of $1.3 million or $0.01 per share. Actual net loss for the first six months of fiscal 2002 was $34.0 million or $0.18 per share compared with an actual net loss for the first six months of fiscal 2001 of $133.9 million or $0.80 per share.

A reconciliation of adjusted to actual net income (loss) for the periods is as follows:

                                                       THREE MONTHS ENDED   SIX MONTHS ENDED
($ Millions)                                                JUNE 30,            JUNE 30,
                                                       --------------------------------------
                                                        2002       2001     2002       2001
                                                        ----       ----     ----       ----
Adjusted net income (loss)                             ($10.5)    $ 1.2    ($23.2)    $  1.3
Write-off of inventory and purchase commitments            --        --      (9.4)        --
Stock-based compensation                                 (6.0)    (13.9)    (11.7)     (29.3)
Amortization of goodwill and purchased intangibles       (0.3)    (38.7)     (0.8)     (65.9)
Restructuring benefit (charges), net                     (1.0)       --      11.1         --
In-process research and development                        --        --        --      (40.0)
                                                       ------    ------    ------    -------
Actual net income (loss)                               ($17.8)   ($51.4)   ($34.0)   ($133.9)
                                                       ======    ======    ======    =======


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

Sonus Networks Reports 2002 Second Quarter Financial Results -- p.2/


"The telecommunications market remains very challenging, and continues to impact our financial results," said Hassan Ahmed, president and CEO, Sonus Networks. "During this period, we have been focused on managing our business and finances with precision and extending our market leadership. Today's announcement of Deutsche Telekom, the largest PTT in Europe, as our newest customer further validates the packet voice market, and is an important endorsement of Sonus and our packet voice solutions."

Concurrent with this release, Sonus announced that Deutsche Telekom's T-Systems International division has chosen Sonus to build out its next-generation VoIP network to provide multi-national corporations with enhanced voice services (see today's press release "T-Systems International Selects Sonus Networks to Provide Packet Voice Infrastructure and Services"). T-Systems will leverage the Sonus-based network to deliver services such as global voice VPN (virtual private network) and sophisticated call center routing facilities, with additional services to follow.

In May, Sonus announced that KDDI, one of the largest carriers in Japan, selected Sonus to provide packet voice infrastructure solutions to support the delivery of voice over IP (VoIP) services over KDDI's broadband network. By deploying Sonus' industry-leading media gateway, softswitch and management solutions, KDDI will be able to cost-effectively deliver a range of SIP-based voice services over its high-speed fiber optic infrastructure.

During the quarter, Sonus unveiled its SMARRT(TM) Cable solution, a next-generation packet voice solution specifically geared to the requirements of cable operators (MSOs). Building on packet technology already proven in carrier voice networks, Sonus' SMARRT Cable solution is designed for carrier-grade reliability, voice quality and features, and delivers voice services in a cost-effective and flexible PacketCable(TM) architecture.

To further drive the implementation of VoIP in broadband cable networks, Sonus and Motorola, Inc. Broadband Communications Sector are collaborating to create a comprehensive packet voice solution available for broadband network operators. The Motorola/Sonus end-to-end packet voice solution draws upon the extensive capabilities of two industry leaders - Motorola providing advanced IP access network solutions and Sonus providing telco-grade packet voice infrastructure products.


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Sonus Networks Reports 2002 Second Quarter Financial Results -- p.3/


Also in the quarter, Sonus was named the worldwide market share leader for carrier-class packet voice equipment for the seventh consecutive quarter. Leading industry research firms In-Stat/MDR, Infonetics Research and Synergy Research Group issued first quarter 2002 market share reports confirming Sonus' continued leadership position in a number of market segments. Also in May, the Aberdeen Group released a report citing Sonus' deployment with Japanese carrier Fusion Communications as one of the most significant VoIP deployments of 2001.

Today, Sonus announced that it has been named as a defendant in a securities class action lawsuit (STEINBERG V. SONUS NETWORKS, INC., ET AL., 02 CV 11315 D.
Mass) alleging that the company made false and misleading statements about its products and business. Sonus has not yet filed a response to the complaint. The company believes that the claims are without merit and that it has substantial legal and factual defenses, which it intends to pursue vigorously.

ABOUT SONUS NETWORKS

Sonus Networks, Inc., is a leading provider of packet voice infrastructure products for the new public network. With its Open Services Architecture(TM)
(OSA), Sonus delivers end-to-end solutions addressing a full range of carrier applications, including trunking, residential access and Centrex, tandem switching, and IP voice termination, as well as enhanced services. Sonus' award-winning voice infrastructure solutions, including media gateways, softswitches and network management systems, are deployed in service provider networks worldwide. Sonus, founded in 1997, is headquartered in Westford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

This release may contain projections or other forward-looking statements regarding future events or the future financial performance of Sonus that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to Sonus' Quarterly Report on Form 10-Q, dated May 10, 2002 and filed with the SEC, which identifies important risk factors that could cause actual results to differ from those contained in the forward-looking statements. These risk factors include, among others, the adverse effect of recent developments in the telecommunications industry, the weakened financial position of many emerging service providers, Sonus' ability to grow its customer base, dependence on new product offerings, market acceptance of its products, rapid technological and market change and manufacturing and sourcing risks.

SMARRT AND OPEN SERVICES ARCHITECTURE ARE TRADEMARKS OF SONUS NETWORKS. ALL OTHER COMPANY AND PRODUCT NAMES MAY BE TRADEMARKS OF THE RESPECTIVE COMPANIES WITH WHICH THEY ARE ASSOCIATED.


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

Sonus Networks Reports 2002 Second Quarter Financial Results -- p.4/


                           SONUS NETWORKS, INC.
                   CONDENSED CONSOLIDATED BALANCE SHEETS
                              (IN THOUSANDS)

                                                             JUNE 30,     DECEMBER 31,
                                                              2002            2001
                                                            ---------      ---------
                                                           (UNAUDITED)

                                  ASSETS
CURRENT ASSETS:
     Cash, cash equivalents and marketable securities       $ 104,710      $ 125,067
     Accounts receivable, net                                   6,448          9,440
     Inventories                                                9,847         18,865
     Other current assets                                       1,804          2,952
                                                            ---------      ---------
         Total current assets                                 122,809        156,324
PROPERTY AND EQUIPMENT, NET                                    16,978         23,335
GOODWILL, NET                                                   1,673          1,673
PURCHASED INTANGIBLE ASSETS, NET                                2,074          2,863
OTHER ASSETS, NET                                                 561            689
                                                            ---------      ---------
                                                            $ 144,095      $ 184,884
                                                            =========      =========

                   LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable and accrued expenses                  $  31,968      $  36,301
     Accrued restructuring expenses                             5,083          8,596
     Deferred revenue                                          11,310         13,349
     Current portion of long-term obligations                     848          1,055
                                                            ---------      ---------
          Total current liabilities                            49,209         59,301
LONG-TERM OBLIGATIONS, LESS CURRENT PORTION                     2,037         12,698
CONVERTIBLE SUBORDINATED NOTES                                 10,000         10,000
STOCKHOLDERS' EQUITY:
     Common stock                                                 206            205
     Capital in excess of par value                           861,042        860,883
     Accumulated deficit                                     (763,410)      (729,398)
     Deferred compensation                                    (14,786)       (28,721)
     Treasury stock                                              (203)           (84)
                                                            ---------      ---------
          Total stockholders' equity                           82,849        102,885
                                                            ---------      ---------
                                                            $ 144,095      $ 184,884
                                                            =========      =========


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Sonus Networks Reports 2002 Second Quarter Financial Results -- p.5/

                             SONUS NETWORKS, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                               THREE MONTHS ENDED JUNE 30, 2002
                                                             ------------------------------------
                                                              ACTUAL                     ADJUSTED
                                                              RESULTS     ADJUSTMENTS   RESULTS (A)
                                                             ---------      -------      --------

REVENUES                                                     $  21,295      $    --      $ 21,295
Cost of revenues                                                 9,948           --         9,948
                                                             ---------      -------      --------
GROSS PROFIT                                                    11,347           --        11,347

OPERATING EXPENSES:
  Research and development                                      12,225           --        12,225
  Sales and marketing                                            8,280           --         8,280
  General and administrative                                     1,690           --         1,690
  Stock-based compensation                                       5,950       (5,950)           --
  Amortization of goodwill and purchased intangible assets         383         (383)           --
  Restructuring charges, net                                     1,013       (1,013)           --
                                                             ---------      -------      --------
    Total operating expenses                                    29,541       (7,346)       22,195
                                                             ---------      -------      --------
LOSS FROM OPERATIONS                                           (18,194)       7,346       (10,848)
Interest expense                                                  (136)          --          (136)
Interest income                                                    512           --           512
                                                             ---------      -------      --------
NET LOSS                                                     $ (17,818)     $ 7,346      $(10,472)
                                                             =========      =======      ========
BASIC AND DILUTED NET LOSS PER SHARE                         $   (0.09)                  $  (0.06)
                                                             =========                   ========
SHARES USED IN COMPUTATION                                     189,193                    189,193
                                                             =========                   ========


                                                               THREE MONTHS ENDED JUNE 30, 2001
                                                             ------------------------------------
                                                              ACTUAL                     ADJUSTED
                                                              RESULTS     ADJUSTMENTS   RESULTS (A)
                                                             ---------      -------      --------

REVENUES                                                     $  52,551      $    --      $ 52,551
Cost of revenues                                                22,160           --        22,160
                                                             ---------      -------      --------
GROSS PROFIT                                                    30,391           --        30,391

OPERATING EXPENSES:
  Research and development                                      16,697           --        16,697
  Sales and marketing                                           10,615           --        10,615
  General and administrative                                     3,279           --         3,279
  Stock-based compensation                                      13,847      (13,847)           --
  Amortization of goodwill and purchased intangible assets      38,704      (38,704)           --
                                                             ---------      -------      --------
    Total operating expenses                                    83,142      (52,551)       30,591
                                                             ---------      -------      --------
LOSS FROM OPERATIONS                                           (52,751)      52,551          (200)
Interest expense                                                  (113)          --          (113)
Interest income                                                  1,473           --         1,473
                                                             ---------      -------      --------
NET INCOME (LOSS)                                            $ (51,391)     $52,551      $  1,160
                                                             =========      =======      ========

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE                $   (0.30)                  $   0.01 (B)
                                                             =========                   ========
SHARES USED IN COMPUTATION                                     171,329                    214,971 (B)
                                                             =========                   ========


(A) These Adjusted Condensed Consolidated Statements of Operations are for informational purposes only and are not in accordance with US generally accepted accounting principles. These statements exclude the impact of the amortization of stock-based compensation, amortization of goodwill and purchased intangibles and restructuring charges.

(B) Represents only diluted net income per share as calculated under the treasury stock method.

                                  -- more --

Sonus Networks Reports 2002 Second Quarter Financial Results -- p.6/


                             SONUS NETWORKS, INC.
               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                 (UNAUDITED)


                                                                     SIX MONTHS ENDED JUNE 30, 2002
                                                               ----------------------------------------------
                                                                 ACTUAL                             ADJUSTED
                                                                RESULTS             ADJUSTMENTS    RESULTS (A)
                                                               ----------            --------      ----------
REVENUES                                                       $   42,453            $     --      $   42,453
Cost of revenues:
  Write-off of inventory and purchase commitments                   9,434              (9,434)             --
  Other cost of revenues                                           19,823                  --          19,823
                                                               ----------            --------      ----------
    Total cost of revenues                                         29,257              (9,434)         19,823
                                                               ----------            --------      ----------
GROSS PROFIT                                                       13,196               9,434          22,630

OPERATING EXPENSES:
  Research and development                                         26,840                  --          26,840
  Sales and marketing                                              16,687                  --          16,687
  General and administrative                                        3,156                  --           3,156
  Stock-based compensation                                         11,693             (11,693)             --
  Amortization of goodwill and purchased intangible assets            789                (789)             --
  Restructuring charges (benefit), net                            (11,128)             11,128              --
                                                               ----------            --------      ----------
    Total operating expenses                                       48,037              (1,354)         46,683

LOSS FROM OPERATIONS                                              (34,841)             10,788         (24,053)
Interest expense                                                     (275)                 --            (275)
Interest income                                                     1,104                  --           1,104
                                                               ----------            --------      ----------

NET LOSS                                                       $  (34,012)           $ 10,788      $  (23,224)
                                                               ==========            ========      ==========
BASIC AND DILUTED NET LOSS PER SHARE                           $    (0.18)                         $    (0.12)
                                                               ==========                          ==========
SHARES USED IN COMPUTATION                                        187,593                             187,593
                                                               ==========                          ==========


                                                                     SIX MONTHS ENDED JUNE 30, 2002
                                                               ----------------------------------------------
                                                                 ACTUAL                             ADJUSTED
                                                                RESULTS             ADJUSTMENTS    RESULTS (A)
                                                               ----------            --------      ----------
REVENUES                                                       $   94,050            $     --      $   94,050
Cost of revenues                                                   40,171                  --          40,171
                                                               ----------            --------      ----------
GROSS PROFIT                                                       53,879                  --          53,879

OPERATING EXPENSES:
  Research and development                                         30,616                  --          30,616
  Sales and marketing                                              19,103                  --          19,103
  General and administrative                                        5,942                  --           5,942
  Stock-based compensation                                         29,270             (29,270)             --
  Amortization of goodwill and purchased intangible assets         65,911             (65,911)             --
  In-process research and development                              40,000             (40,000)             --
                                                               ----------            --------      ----------
    Total operating expenses                                      190,842            (135,181)         55,661

LOSS FROM OPERATIONS                                             (136,963)            135,181          (1,782)
Interest expense                                                     (281)                 --            (281)
Interest income                                                     3,374                  --           3,374
                                                               ----------            --------      ----------

NET INCOME (LOSS)                                              $ (133,870)           $135,181      $    1,311
                                                               ==========            ========      ==========

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE                  $    (0.80)                         $     0.01 (B)
                                                               ==========                          ==========
SHARES USED IN COMPUTATION                                        166,689                             210,902 (B)
                                                               ==========                          ==========

(A) These Adjusted Condensed Consolidated Statements of Operations are for informational purposes only and are not in accordance with US generally accepted accounting principles. These statements exclude the impact of the write-off of inventory and purchase commitments, amortization of stock-based compensation, amortization of goodwill and purchased intangibles, restructuring charges (benefit) and in-process research and development expenses.

(B) Represents only diluted net income per share as calculated under the treasury stock method.


                                       ###